UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2008

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2008, Live Nation Worldwide, Inc. (the "Company"), a subsidiary of Live Nation, Inc. ("Live Nation"), entered into an Employment Agreement with Jason Garner (the "Agreement"). The Agreement provides that Mr. Garner will serve as Chief Executive Officer of the Company's North American Music Division. The term of the Agreement begins effective as of September 1, 2007 and ends on December 31, 2010.

Under the Agreement, Mr. Garner will receive a base salary of $650,000 per year beginning September 1, 2007, with increases of $50,000 per year effective on September 1 of each of 2008 and 2009. For each calendar year beginning in 2008, Mr. Garner is eligible to receive an annual performance bonus of up to 100% of his then-current base salary, based upon the achievement of performance targets established annually by the Company.

Mr. Garner will immediately receive $650,000 cash as a retention bonus, which will be offset against any performance bonuses subsequently earned by Mr. Garner under the Agreement. If Mr. Garner remains employed with the Company as of December 31, 2010, any remaining retention bonus that has not been so offset will be deemed earned by Mr. Garner. If Mr. Garner’s employment is terminated earlier, any remaining unearned portion of the retention bonus will be (i) repayable to the Company if Mr. Garner’s employment is terminated by the Company for cause or by Mr. Garner without good reason, or (ii) deemed earned by Mr. Garner if Mr. Garner’s employment is terminated by the Company without cause, by Mr. Garner with good reason or due to Mr. Garner’s death or disability.

If Mr. Garner is terminated by the Company without cause or Mr. Garner terminates his employment for good reason, subject to Mr. Garner’s execution of a general release of claims, he will receive in regular installments an amount equal to his monthly base salary for the greater of 12 months or the remainder of the term.

The description of the Agreement set forth above is qualified in its entirety by the Agreement attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

March 24, 2008	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated March 18, 2008 by and between Live Nation Worldwide, Inc. and Jason Garner